EXHIBIT 10.4

                       AMENDED AND RESTATE PROMISSORY NOTE


         THIS AMENDED AND RESTATED PROMISSORY NOTE ("Note") dated February 26, 1996 is made by the undersigned, BCA HOLDINGS, INC., a Delaware corporation, in favor of ARABELLA S.A., a Luxembourg holding company ("Holder").

                                   Background:

         A. The undersigned is a wholly-owned subsidiary of ARTRA Group Incorporated, a Pennsylvania corporation ("ARTRA").

         B. Immediately prior to the execution and delivery of this Note by the undersigned, ARTRA was indebted to Bank of America Illinois ("BA") in the aggregate amount of $14,563,639.59, together with accrued interest and fees thereon (the "Prior Indebtedness"), as evidenced by (i) an Amended and Restated Promissory Note dated as of March 21, 1989 in the principal amount of $2,500,000, an Amended and Restated Promissory Note dated as of June 22, 1990 in the principal amount of $7,063,639.59 and an Amended and Restated Promissory
Note dated as of July 6, 1988 in the principal amount of $5,000,000 (collectively, the "Prior Notes"); and (ii) various letter agreements.

         C. All of the Prior Indebtedness was guaranteed by the undersigned pursuant to an Amended and Restated Guaranty dated October 15, 1991.

         D. Effective as of the date hereof, BA has sold, transferred and assigned to Holder, and Holder has purchased and accepted assignment from BA, of all of BA's right, title and interest in and to the Prior Indebtedness and certain property of ARTRA serving as collateral security therefor.

         E. Effective as of the date hereof, Holder has forgiven $12,663,639.59 of the Prior Indebtedness on the condition that the undersigned is substituted as obligor, and assumes direct liability, under the Prior Notes, as amended and restated herein.

         In consideration of the purchase of the Prior Indebtedness by Holder, the forgiveness of a portion of the Prior Indebtedness and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the undersigned agrees with Holder as follows:

         ON MAY 26, 1996 (the "Termination Date"), the undersigned, for value received, promises to pay to the order of Holder at Siege Social, 35 Rue Glesener, L-1631, Luxembourg R.C. Luxembourg NB49756, or such other place as Holder may from time to time designate in writing to the undersigned, the principal sum of One Million Nine Hundred Thousand and 00/100 Dollars ($1,900,000). The undersigned further promises to pay interest on the aggregate unpaid principal amount hereof from time to time outstanding, from and including the date hereof until the Termination Date, at a rate per annum equal to 12%, all such interest to be due and payable monthly on the 26th day of each month commencing on March 26, 1996 and after maturity (whether by acceleration or otherwise) until paid, at a rate per annum equal to 14%. After maturity, accrued interest shall be payable on demand. Interest shall be calculated for actual days elapsed on the basis of a 360-day year.

         1. REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Holder as follows:

                  1.1 Existence. The undersigned is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and is duly qualified to do business in each state where, because of the nature of its activities or properties, such qualification is required.

                  1.2 Authorization. The undersigned is duly authorized to execute and deliver this Note and is and will continue to be duly authorized to perform its obligations under this Note. The execution, delivery and performance by the undersigned of this Note and the borrowing hereunder do not and will not require any consent or approval of any governmental agency or authority.

                  1.3 No Conflicts. The execution, delivery and performance by the undersigned of this Note does not and will not conflict with (a) any provision of law, (b) the certificate of incorporation or by-laws of the undersigned, (c) any agreement binding on the undersigned or (d) any court or administrative order or decree applicable to the undersigned, and does not and will not require, or result in, the creation or imposition of any lien on any asset of the undersigned.

                  1.4 Validity and Binding Effect. This Note is the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principals of equity limiting the availability of equitable remedies.

                  1.5 Financial Statements. A copy of the most recent unaudited consolidated and consolidating financial statements of ARTRA are attached hereto as Schedule 1 and such financial statements have been prepared in conformity with generally accepted accounting principles, and present fairly the financial condition of ARTRA and its Subsidiaries as of the date thereof (including all guaranties, indirect obligations and contingent liabilities of ARTRA and its Subsidiaries).

                  1.6 Capitalization; Subsidiaries. The undersigned has no Subsidiaries (as defined below) except as listed on the Schedule of Subsidiaries attached hereto as Exhibit A. The authorized, issued and outstanding shares of each class of capital stock of the undersigned and its Subsidiaries and the owners of such shares are as set forth in Exhibit A. Except as set forth on Exhibit A, none of the issued and outstanding capital stock of the undersigned or any of its Subsidiaries is subject to any redemption, vesting or repurchase agreement and there are no warrants or options outstanding with respect to such capital stock. The outstanding capital stock of Borrower and its Subsidiaries is duly authorized, validly issued, fully paid and nonassessable. The aggregate stated amount plus accrued and unpaid dividends on the issued and outstanding preferred stock of Bagcraft Corporation of America does not exceed $4,000,000 on the date hereof. For the purposes of this Note and such Schedule of Subsidiaries, the term "Subsidiary" means a partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, limited liability company or other entity of which or in which the undersigned and its other Subsidiaries own directly or indirectly 50% or more of (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such entity, if it is a corporation, (b) the capital interest or profits interest of such entity, if it is a partnership, joint venture, limited liability company or similar entity or (c) the beneficial interest of such entity, if it is a trust, association or other unincorporated organization.

                  1.7 Investments. The undersigned and its Subsidiaries have no Investments (as defined below) except as listed on the Schedule of Investments attached hereto as Exhibit B. The undersigned and its Subsidiaries own the Investments as set forth on Exhibit B attached hereto, including with respect to such of the Investments as are in corporations, the percentages and number of shares of each class stock as are set forth on such Exhibit B. For the purposes of this Note and the Schedule of Investments, the term "Investment" means any investment, made in cash or by delivery of any kind of property or asset, in any entity, including a partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization or other entity of which or in which the undersigned and its Subsidiaries own directly or indirectly less than 50% of (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such entity, if its is a corporation, (b) the capital interest or profits interests of such entity, if its a partnership, joint venture, limited liability company or similar entity or (c) the beneficial interest of such entity, if it is a trust, association or other unincorporated organization.

                  1.8 Liens. None of the assets of the undersigned or any direct Subsidiaries is subject to any lien, except liens listed on the Schedule of Liens attached hereto as Exhibit C.

                  1.9 Litigation; Other Circumstances. No litigation or governmental proceedings are pending or threatened against the undersigned, nor do any other circumstances exist, the results of which might materially and adversely affect its financial condition, except those disclosed to Holder in a Schedule of Litigation attached hereto as Exhibit D. Other than any liability incident to such litigation or proceedings or provided for or disclosed in the financial statements referred to in paragraph 1.5, the undersigned has no material contingent liabilities.

                  1.10 Indebtedness. The undersigned has no Indebtedness (as defined below) except for:

                      (a) Indebtedness under the terms of this Note and any other Indebtedness of the undersigned to Holder; and

                      (b) other Indebtedness outstanding on the date hereof and listed on Exhibit E.

"Indebtedness" of any person means, without duplication, (i) any obligation of such person for borrowed money, including, without limitation, (A) any obligation of such person evidenced by bonds, debentures, notes or other similar debt instruments, and (B) and obligation for borrowed money which is non-recourse to the credit of such person but which is secured by any asset of such person, (ii) any obligation of such person on account of deposits or advances, (iii) any obligation of such person for the deferred purchase price of any property or services, except accounts payable arising in the ordinary course of such person's business, (iv) any obligation of such person as lessee under a capitalized lease, and (v) any Indebtedness of another person secured by a lien on any asset of such first person, whether or not such Indebtedness is assumed by such first person.

        2. COVENANTS. From the date of the execution of this Note until this Note and all other liabilities of the undersigned to Holder are paid in full, the undersigned agrees that, unless Holder shall otherwise expressly agree in writing, it will:

                      2.1  Merger,   Purchase   and  Sale.   Not,   directly  or
         indirectly:

                           (a) be a party to any merger or consolidation;

                           (b)  sell,  transfer,   convey,  lease  or  otherwise
         dispose of all or any part of the assets of the undersigned; or

                           (d) purchase or otherwise acquire all or substantially all the assets of any individual, joint venture, trust, partnership, association, unincorporated organization, joint stock company, corporation, limited liability company or other entity (a "Person").

                      2.2 Restricted Payments. Not purchase or redeem any shares of its stock and not permit any of its Subsidiaries to purchase or redeem any shares of the capital stock of any Subsidiary; not declare or pay any dividends on any shares of its capital stock (other than stock dividends) and not permit any of its Subsidiaries to declare or pay any dividends on any shares of the capital stock of any Subsidiary; not make any distribution to stockholders as such or set aside any funds for any such purpose and not permit any of its Subsidiaries to make any such distribution; and not prepay, purchase or redeem, and not permit any of its Subsidiaries to purchase, any Indebtedness of the undersigned (other than Indebtedness to Holder).

                      2.3 Stock. Not permit any Subsidiary to purchase or otherwise acquire any shares of the stock of the undersigned and not take any action, or permit any Subsidiary to take any action, which will result in a decrease in the undersigned's or any Subsidiary's ownership interest in any Subsidiary.

                      2.4 Liens. Not, directly or indirectly, create or permit to exist any lien with respect to any assets now owned or hereafter acquired except for liens permitted in paragraph 1.8.

                      2.5 Guaranties. Not, directly or indirectly, become a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, except for:

                           (a) the endorsement, in the ordinary course of collection, of instruments payable to it or its order; and

                           (b) guaranties existing on the date hereof ("Existing Guaranties") by the undersigned of Indebtedness of Subsidiaries, as reflected on Exhibit E, and substitute guaranties (including guaranties of extensions, renewals, restatements or refinancings of Indebtedness of a Subsidiary) which replace Existing Guaranties, so long as the total liability of the undersigned under any such substitute guaranty does not increase the total liability of the undersigned under the Existing Guaranty which was replaced.

                      2.6 Investments. Not, directly or indirectly, make or permit to exist any Investment in any Person, except for:

                           (a) shares of stock,  obligations or other securities
received in settlement of claims arising in the ordinary course of business;

                           (b) Investments (other than Investments in the nature
of loans or advances) outstanding on the date hereof in Subsidiaries by the undersigned; and

                           (c) other Investments  outstanding on the date hereof
and listed on Exhibit B.

                      2.7 Financial Information. Deliver to Holder as soon as available and in any event within 30 days after the end of each month, the unaudited consolidated and consolidating balance sheet of ARTRA and its Subsidiaries and the related statements of income, stockholders' equity and cash flow for such month.

         3. PAYMENT GUARANTEE. Payment in full of all liabilities of the undersigned under this Note (including all extensions and renewals) to Holder is unconditionally guaranteed by that certain Guaranty (the "ARTRA Guaranty") made by ARTRA in the favor of Holder. Payment in full of all liabilities of ARTRA under the Guaranty is secured pursuant to a Pledge Agreement dated of even date herewith (the "ARTRA Pledge Agreement") made by ARTRA in favor of Holder.

          4. CONDITIONS TO EFFECTIVENESS. This Note shall not become effective until the following conditions have been satisfied:

                  4.1 Corporate Authority. The undersigned shall have delivered or caused to be have been delivered to Holder (i) duly certified resolutions of the Board of Directors of the undersigned authorizing the execution and delivery of this Note and all other documents to be delivered by the undersigned hereunder and all documents evidencing other necessary corporate action by the undersigned; (ii) a certificate of the secretary or an assistant secretary of the undersigned certifying the names of its officers authorized to sign this Note and other documents and certificates to be delivered by the undersigned hereunder, together with true signatures of such officers, each in form and substance satisfactory to Holder; (iii) duly certified resolutions of the Board of Directors of ARTRA authorizing the execution and delivery of the ARTRA Guaranty and the ARTRA Pledge Agreement and all other documents to be delivered by ARTRA hereunder and all documents evidencing other necessary corporate action by ARTRA; and (iv) a certificate of the secretary or an assistant secretary of ARTRA certifying the names of its officers authorized to sign the ARTRA Guaranty, the ARTRA Pledge Agreement and other documents and certificates to be delivered by ARTRA hereunder, together with true signatures of such officers, each in form and substance satisfactory to Holder.

                  4.2 Opinion of Counsel. The undersigned shall have delivered to Holder an opinion of counsel for the undersigned and ARTRA dated the date of this Note or such other date as is satisfactory to Holder, which opinion shall be in form and substance satisfactory to Holder.

                  4.3 Other Documents. The undersigned shall have delivered or caused to have been delivered to Holder the following documents:

                         (i) the ARTRA Guaranty duly executed by ARTRA;

                         (ii) the ARTRA Pledge Agreement duly executed by ARTRA;

                         (iii) an Amended and Restated  Promissory Note, in form
and substance satisfactory to Holder, executed by Peter and Jeanne Harvey and payable to the order of Holder in the principal amount of $2,296,830, together with a pledge agreement, in form and substance satisfactory to Holder, executed by Peter and Jeanne Harvey (collectively, the "Harvey Agreements");

                         (iv) a letter agreement (the "ARTRA Letter Agreement"),
in form and substance satisfactory to Holder, duly executed by ARTRA and acknowledged and consented to by Holder, pursuant to which, among other things, ARTRA will transfer certain shares of common stock of ARTRA and of Comforce Corporation to Holder and provide certain registration rights to Holder;

                         (v) an Option  to  Purchase  Shares of Common  Stock of
Bagcraft Corporation of America, in form and substance satisfactory to Holder, duly executed by the undersigned;

                         (vi) a subordination  agreement,  in form and substance
satisfactory, duly executed by ARTRA;

                         (vii) a  Consulting  Agreement,  in form and  substance
satisfactory to Holder, duly executed by the undersigned and Holder and joined in by ARTRA for the purpose of guaranteeing the payment obligations of the undersigned thereunder; and

                         (viii) a Preferred  Stock Exchange  Agreement,  in form
and substance satisfactory to Holder, duly executed by the undersigned, Bagcraft Corporation of America and Ozite Corporation.

                  4.4 Preferred Stock. The undersigned shall have filed with the Secretary of State of Delaware Articles of Amendment to the Certificate of Incorporation of the undersigned, in form and substance satisfactory to Holder, and the undersigned shall have delivered to Holder certificates representing 1,865 shares of Class C Preferred Stock, $.01 par value, of the undersigned.

                  4.5 By-Laws. If required by Holder, the undersigned shall have adopted amendments to its by-laws in form and substance satisfactory to Holder.


                  4.6 Common Stock. ARTRA shall have delivered to Holder (i) certificates representing 100,000 shares of common stock of ARTRA and (ii) certificates representing 25,000 shares of common stock of Comforce Corporation.

                  4.7 Schedules. The undersigned shall have delivered to Holder the Schedules contemplated by this Note.

                  4.8 Fees and Expenses. The undersigned shall have paid to Holder a fee in the amount of $87,500 and an amount equal to the aggregate of Holder's good faith estimate of all attorneys' fees and other disbursements incurred by Holder in connection with the transactions contemplated hereby, which payment shall be subject to adjustment following receipt by Holder of final invoices.

         5.       Events of Default and Remedies.

                  5.1 Events of Default. Each of the following shall constitute an Event of Default under this Note:

                      (a) Non-Payment. Default in the payment when due of any principal of, or interest on, this Note or any fee hereunder.

                      (b) Other Obligations. Default in the payment when due, whether by acceleration or otherwise, or in the performance or observance (subject to any applicable grace period) of (i) any obligation or agreement of the undersigned to or with Holder (other than any obligation or agreement of the undersigned under this Note); or (ii) any obligation or agreement of ARTRA to or with Holder.

                      (c) Insolvency. The undersigned becomes insolvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in,the appointment of a trustee, receiver or other custodian for the undersigned or for a substantial part of the property of the undersigned, or makes a general assignment for the benefit of creditors; or,in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the undersigned or for a substantial part of the property of the undersigned and is not discharged within 45 days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against the undersigned and, if instituted against the undersigned,is consented to or acquiesced in by the undersigned or remains for 45 days undismissed; or any warrant of attachment or similar legal process is issued against any substantial part of the property of the undersigned which is not released within 45 days of service.

                      (d) Agreements. Default in the performance of any of the undersigned's agreements herein (and not constituting an Event of default under any other paragraphs of this paragraph 5); or the occurrence of any other default or event of default under any other document or instrument, including, without limitation, any security agreement or pledge agreement now or hereafter existing which secures or supports this Note or any other Indebtedness of the undersigned;

                      (e) Representations and Warranties. Any representation or warranty made by the undersigned herein is untrue or misleading in any material respect when made or deemed made; or any schedule, statements, report, notice, certificate or other writing furnished by the undersigned to Holder is untrue or misleading in any material respect on the date as of which the facts set forth therein are stated or certified; or any certification made or deemed made by the undersigned to Holder is untrue or misleading in any material respect on or as of the date made or deemed made.

                      (f) Litigation. Notice is given to the undersigned by Holder that in the opinion of Holder, any litigation, arbitration proceeding or governmental proceeding which has been instituted against or otherwise affects the undersigned or any of its Subsidiaries will, to a material extent, adversely affect the undersigned, and such litigation or proceeding is not dismissed within 10 days after such notice.

                      (g) Cessation of Security Document or Lien. Any security document, including, without limitation, any document or instrument now or hereafter existing which secures or supports this Note or any other Indebtedness of the undersigned to Holder, or any of the liens granted thereunder, shall at any time and for any reason cease to be in full force and effect.

                      (h) Cessation of Other Agreements. The ARTRA Guaranty, the ARTRA Pledge Agreement, the ARTRA Letter Agreement or the Harvey Agreements shall at any time and for any reason cease to be in full force and effect, other than by reason of an express and voluntary release by Holder.

                      (i) Default Under Other Agreements. Default shall occur which respect to the performance of ARTRA's obligations under the ARTRA
Guaranty, the ARTRA Pledge Agreement or the ARTRA Letter Agreement or with respect to the performance of Peter and Jeanne Harvey's obligations under the Harvey Agreements.

                      (j) IRS Lien. Any property of the undersigned shall become subject to a lien in favor of the Internal Revenue Service (other than a lien for current taxes not delinquent or taxes being contested in good faith and by appropriate proceedings and as to which reserves or other appropriate provisions as may be required by generally accepted accounting principles are being maintained.

                  5.2 Remedies.  If any Event of Default  described in paragraph
5.1 shall have occurred and be continuing, Holder may declare this Note to be due and payable, whereupon this Note shall become immediately due and payable, all without notice of any kind; except that if an Event of Default described in paragraph 5.1(c) occurs, this Note shall become immediately due and payable without declaration or notice of any kind. Holder shall promptly advise the undersigned of any such declaration but failure to do so shall not impair the effect of such declaration.

         6.       GENERAL.

                  6.1 Delay. No delay on the part of Holder or any other holder of this Note in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof,or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of remedies provided by law.

                  6.2 Notices. Any notice hereunder to the undersigned or Holder shall be in writing and,if mailed, shall be deemed to be given when sent by registered or certified mail, postage prepaid, and addressed, if to the undersigned, at 500 Central Avenue, Northfield, IL 60093, and if to Holder, c/o Scorpion Holdings, Inc., 599 Lexington, Suite 2700, New York, NY 10022
Attention: K. McCarthy and N. Brandolini, or at such other address as the undersigned or Holder may, by written notice, designate as its address for purposes of notice hereunder.

                  6.3 Expenses. The undersigned agrees to reimburse Holder upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses)incurred by Holder in the preparation, negotiation and execution of this Note and any document required to be furnished herewith, and in enforcing the obligations of the undersigned under this Note, and to pay, and save Holder harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution, delivery or issuance of this Note, which obligations of the undersigned shall survive any termination of this Note.

                  6.4 Law. This Note shall be a contract made under and governed by the internal laws of the State of Illinois without regard to conflicts of law principles.

                  6.5 Waiver. The undersigned expressly waives any presentment, demand, protest or notice in connection with this Note.

                  6.6   Successors.   this  Note  shall  be  binding   upon  the
undersigned and its respective successors and assigns, and shall inure to the benefit of Holder and the successors and assigns of Holder.

                  6.7 Waiver of Jury Trial. The undersigned hereby waives any rights TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR
AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (B) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  6.8 Substitution of Instrument. This note is issued in substitution for and replacement of the Prior Notes. Neither the execution nor delivery of this Note shall be construed (a) as a novation of that portion of the indebtedness evidenced by the Prior Note which is now evidenced by this Note or (b) to release, cancel, terminate or otherwise impair the status or priority of the liens or security for the Prior Notes except such liens or security expressly released by Holder.


                                    * * * * *

                  IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Promissory Note on the date first written above.


                                             BCA HOLDINGS, INC.


                                             By:_________________________